UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

  Filed by the Registrant Filed by a Party other than the Registrant Check the appropriate box:
                           Preliminary Proxy Statement
       Confidential, For Use of the Commission Only (as permitted by Rule
                                  14a-6(e)(2))
                           Definitive Proxy Statement
                         Definitive Additional Materials
                   Soliciting Materials Pursuant to 240.14a-12

                            Nyer Medical Group, Inc.
                (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
                                No fee required.
    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:


        (2) Aggregate number of securities to which transaction applies:


      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


              (4) Proposed maximum aggregate value of transaction:


                              (5) Total fee paid:


                 Fee paid previously with preliminary materials:

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:



NYER MEDICAL GROUP, INC.

1292 Hammond Street

Bangor, Maine 04401


NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

DECEMBER 2, 2003

                                      October 31, 2003


To the Common Shareholders of
Nyer Medical Group, Inc.

Notice is hereby given that the Annual Meeting of the Shareholders of Nyer Medical Group, Inc., will be held at Marriott Fort Lauderdale North, 6650 N. Andrews Ave., Fort Lauderdale, Florida, on Tuesday, December 2, 2003, at 10:00 a.m. (Eastern Daylight Time), for the following purposes:

1). Elect one member of the Board of Directors to serve until the Annual Meeting of the Shareholders in 2006, or until his successor is elected and qualified.

2). Acting upon the appointment of Sweeney, Gates & Company as the Company's independent auditors for the fiscal year ended June 30, 2004.

3). Acting upon any and all other matters in connection with or for the purpose of effecting the foregoing, or as otherwise may properly come before the Meeting or any and all adjournments thereof.

Further information regarding voting rights and the business to be transacted at the Meeting is given in the attached Proxy Statement.

Only Common Shareholders of record on the stock transfer books of the Company at the close of business on October 31, 2003, will be entitled to vote at the Meeting. Shareholders who are unable to attend the Meeting in person and wish to have their stock voted are requested to sign, date and return the accompanying Proxy.


By Order of the Board of Directors,

/s/ Karen L. Wright

Karen L. Wright,
Assistant Secretary








PROXY STATEMENT

NYER MEDICAL GROUP, INC.
1292 Hammond Street
Bangor, Maine 04401

ANNUAL MEETING OF SHAREHOLDERS, DECMEBER 2, 2003

October 31, 2003

PROXY AND SOLICITATION

     The enclosed Proxy is solicited on behalf of the Board of Directors (the "Board") of Nyer Medical Group, Inc. (the "Company") for use at the Annual Meeting of shareholders (the "Annual Meeting") on Tuesday, December 2, 2003 at 10:00 a.m. (Eastern Daylight Time), to be held at the Marriott Fort Lauderdale North, 6650 N. Andrews Ave., Fort Lauderdale, Florida and at any and all adjournments thereof, for the purposes set forth in the Notice of said meeting attached and incorporated herein by this reference. The expense of soliciting proxies is to be paid for by the Company. The Company has retained ADP, 51 Mercedes Way, Edgewood, NY 11717, to assist in the solicitation of proxies. The Company may also use its officers to solicit proxies from shareholders either in person or by telephone or letter without extra compensation. The Company will pay all expenses of this solicitation with an estimated cost of $4,000. A proxy may be revoked by delivering a written notice of revocation to the principal office of the Company or in person at the Annual Meeting at any time prior to the voting thereof. If a shareholder wishes to give a proxy to someone other than management, he or she may cross out the names appearing on the enclosed proxy form, insert the name of some other person, sign and give the form to that person for use at the Annual Meeting.

     Only shareholders of record at the close of business on October 31, 2003 (the "Record Date") are entitled to notice of, and to vote at the Annual Meeting. Each share of common stock outstanding on the Record Date is entitled to one vote on all proposals presented at the Annual Meeting. Nyle International Corp. ("Nyle") is the holder of all of the Company's Class A preferred stock which shares are entitled to 2,000,000 votes on matters submitted to a vote of the common shareholders. Additionally, Mr. Samuel Nyer, the Company's president and controlling shareholder of Nyle, owns all of the shares of Class B Preferred Stock, which shares are also entitled to 2,000,000 votes on matters submitted to a vote of the common shareholders. As of the close of business on October 31, 2003, 3,784,962 shares of common stock of the Company were outstanding which means that a total of 7,784,962 votes are eligible to be cast at the Annual Meeting. Mr. Nyer controls 62.7% of these votes and consequently controls the outcome of all issues presented to the Company's shareholders.

     All proposals require a vote of the majority of the votes present in person or by proxy, except for the election of directors, who shall be elected by a plurality of such votes. Proxies which abstain on one or more proposals and "broker non-votes" will be deemed present for quorum purposes for all proposals to be voted on at the Annual Meeting. Broker non-votes occur where a broker holding stock in street name votes the shares on some matters but not others. The missing votes are broker non-votes. Client directed abstentions are not broker non-votes. Abstentions and broker non-votes are counted in tabulations of the votes cast on proposals presented to the shareholders. Shareholders whose shares are in street name and do not return a proxy, are not counted for any purpose and are neither an abstention nor a broker non-vote. Shareholders who sign, date and return a proxy but do not indicate how their shares are to be voted are giving management full authority to vote their shares as they deem best for the Company.

     This proxy statement and the accompanying proxy are first being mailed on or about November 5, 2003, to shareholders of record at the close of business on October 31, 2003.

Voting Securities and Principal Holders Thereof

     The following table sets forth the number of shares of the Company's voting stock beneficially owned as of October 31, 2003 by (i) owners of more than 5% of the Company's voting stock1, (ii) each director and executive officer of the Company, and (iii) all executive officers and directors of the Company as a group:


Title of Class   Name and Address of    Amount and Nature          Percent of
                 Beneficial Owner       of Beneficial Ownership 1  Class Owned


Class A          Samuel Nyer                  2,000  2                   100 %
Preferred        1292 Hammond Street
Stock            Bangor, ME  04401

Class B          Samuel Nyer                  1,000  3                   100%
Preferred        1292 Hammond Street
Stock            Bangor, ME  04401

Common Stock    Samuel Nyer               1,958,400  4                   32.8%
                1292 Hammond Street
                Bangor, ME  04401

Common Stock    Karen L. Wright              67,220  5                      *
                1292 Hammond Street
                Bangor, ME  04401

Common Stock    Stanley Dudrick, M.D.          52,000  6                    *
                c/o St. Mary's Hospital
                56 Franklin Street
                Waterbury, CT  06706

Common Stock    Donald C. Lewis, Jr.          62,000  7                     *
                c/o Nyle International Corp.
                72 Center Street
                Brewer, ME  04412

Common Stock    Kenneth L. Nyer, M.D.         84,000  8                     *
                1933 Williamsbridge Rd.
                Bronx, New York 10461

Common Stock    John Milledge                 12,000  9                     *
                110 S East 6th Street
                Ft. Lauderdale, FL 33301


Title of Class   Name and Address of    Amount and Nature          Percent of
                 Beneficial Owner       of Beneficial Ownership 1  Class Owned

Common Stock     M. Randolph Prince           18,000  10                   *
                 185 Serral Drive
                 Greeneville, TN 37745

Common Stock     James Schweiger              25,000  11                   *
                 8052 Aspencrest Court
                 Orlando, FL  32835

Common Stock    Alliance Capital
                Resources, Inc.              217,000  12                 5.5%
                3027 S. Peck Avenue #5
                San Pedro, CA  90731

All directors and executive officers of
the Company as a group (8 persons)         6,278,620                    67.4%
                                                 2,3,4,5,6,7,8,9,10 & 11

1 Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 and includes any options which vest within 60 days of October 31, 2003, i.e., by December 30, 2003. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all voting securities beneficially owned by them.

2   These shares are owned by Nyle International Corp., 72 Center Street,
Brewer, ME 04412, of which Mr. Nyer is chairman and controlling shareholder. Each share of Class A Preferred Stock carries the right to 1,000 votes on any matter put to a vote of the Common Stock.

3 Each share of Class B Preferred Stock carries the right to 2,000 votes on any matter put to a vote of the Common Stock.

4 Includes 101,400 shares of Common Stock, 576,000 shares of Common Stock underlying options granted to Mr. Nyer pursuant to the 1993 Stock Option Plan and the 2002 Stock Option Plan (the "Plans"). Also includes 500,000 vested non-qualified options granted pursuant to Mr. Nyer's 1999 employment agreement, as amended and 781,000 shares of Common Stock owned by Nyle International Corp., 72 Center Street, Brewer, ME 04412, of which Mr. Nyer is chairman and controlling shareholder.

5 Includes 67,220 shares of Common Stock underlying vested options granted pursuant to the Plans and 1,100 shares of Common Stock held by an ADCO employee investment club by which Ms. Wright owns 220 shares. The common stock held in the investment club is considered beneficially owned by Ms. Wright as she has voting and investment power of this stock.

6 Consists of 52,000 shares of Common Stock underlying vested options granted pursuant to the Plans.

7 Consists of 62,000 shares of Common Stock underlying vested options granted pursuant to the Plans.

8 Consists of 84,000 shares of Common Stock underlying vested options granted pursuant to the Plans.
9 Consists of 12,000 shares of Common Stock underlying vested options granted pursuant to the Plans.

10 Consists of 18,000 shares of Common Stock underlying vested stock options granted pursuant to the Plans.

11 Consists of 18,000 shares of Common Stock underlying vested stock options granted pursuant to the Plans and 7,000 shares of Common Stock.

12 Consists of 67,000 shares of Common Stock and 150,000 shares of Common Stock underlying vested stock options granted pursuant to a 1999 Business Development Consulting Agreement, as amended.


*  Less than 1% of class

Item 1.  Election of Directors

Current Board of Directors

Name                     Age  Position with Company      Since  Term   Ending

Samuel Nyer              78   Chairman of the Board,
                              President and Secretary    1991   3 years  2005

Stanley Dudrick, M.D.    68   Director                   1997   3 years  2003

Donald C. Lewis, Jr.     65   Director                   1993   3 years  2005

John Milledge            41   Director                   2002   2 years  2004

Kenneth L. Nyer, M.D.    45   Director                   1991   3 years  2004

M. Randoph Prince        61   Director                   2002   3 years  2005

James Schweiger          68   Director                   2002   3 years  2005


     The Company's Board consists of eight seats, one of which is currently vacant. One director is to be elected by a plurality of the votes cast at the Annual Meeting. The Company's Articles of Incorporation, as amended, provide for a staggered Board designed to elect approximately one-third of the directors each year. Mr. Stanley Dudrick has not been nominated this year. Mr. Donald Nicholson is the new nominee for the Board.

     The nominee for the Board is set forth below. The proxy holders intend to vote all proxies received by them for the nominee for director listed below unless instructed otherwise. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominee listed below unless instructed otherwise. As of the date of this proxy statement, the Board is not aware of any nominee who is unable or will decline to serve as a director.


     As set forth in the Company's Articles of Incorporation, directors may be nominated by any shareholder with the power to vote at least ten percent (10%) of the then-outstanding voting securities of the Company who timely complies with the notice procedures contained in the next sentence. To be timely, a shareholder's notice must be delivered to or mailed to and received by the Secretary of the Company at the principal executive office of the Company not less than 60 days prior to the meeting subject to any other requirements of law; provided, however, that in the event that less than 75 days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first.

Nominee For Election To Board Of Directors

Name             Age     Position with the Company       Since   New Term

Donald Nicholson  64     Director                          -      3 years


DONALD NICHOLSON, Professional Engineer. Since 1996, Mr. Nicholson has been a Management Operations Consultant, specializing in public and private companies, including the following: Kensington Resources Ltd., Shiega Resources Corporation, Pan Asia Mining Corporation, AGC Americas Gold Corp., Quantum Technology Corp., Composite Solutions, Inc., American Bullion Minerals, Global Industrial Services, Inc., Texas T Resources, Inc., VRB Power Systems Incorporated and Ultramar Group. Mr. Nicholson graduated from University of British Columbia with a B.A. in Electrical Engineering and Imperial College, London, with a Diploma of Science and Technology (DIC) in Automatic Control Systems.

Other Directors and Officers

SAMUEL NYER has been Chairman of the Board, Chief Executive Officer, president and secretary of the Company since December 1991. Mr. Nyer also serves on the board of directors of each of the Company's subsidiaries. Since 1985, Mr. Nyer has been Chairman of the Board of Nyle, a manufacturer of drying equipment. Nyle, a publicly-held corporation, is the Company's principal shareholder.
Mr. Nyer also has interests in a number of small businesses in the Bangor, Maine area.

DONALD C. LEWIS, JR. has been a director of the Company since July 1993. Mr. Lewis has been president and a director of Nyle, the Company's principal shareholder, since January 1985.

JOHN MILLEDGE has been a director of the Company since October 2002. Mr. Milledge is also a member of the Audit Committee. Mr. Milledge practices law in Florida concentrating in local government law, including land use, contracts, procurement, personnel, public finance (including TRIM proceedings) and litigation. Mr. Milledge is a member of the Florida Bar and the U.S. District Court, Southern District of Florida. Mr. Milledge graduated from Emory University, Atlanta, Georgia, with a B.A., with honors, and the University of Florida, College of Law, Gainesville, Florida, with a J.D.

KENNETH L. NYER, M.D. has been a director of the Company since December 1991. Dr. Nyer is a specialist in internal medicine and has practiced at the Albert Einstein Hospital, Bronx, New York since 1993. He previously practiced at North Shore University Hospital, Manhasset, New York from 1987 to 1993. Dr. Nyer held a faculty position at the Cornell University Medical School from 1987-1993. Currently, Dr. Nyer is assistant clinical professor of medicine at Albert Einstein College of Medicine. Dr. Nyer is the son of Mr. Samuel Nyer.

M. RANDOLPH PRINCE has been a director of the Company since January 2002. Mr. Prince is also a member of the Audit Committee. Mr. Prince has been self-employed since 1991 as an Attorney/Certified Public Accountant (CPA) advising high wealth individuals on tax and financial planning matters in the States of Florida and Tennessee. He is also a consultant for a CPA firm in tax and financial planning for high wealth businesses and owners. Mr. Prince has over 35 years experience as an Attorney and CPA in tax and financial matters and in the practice of tax law. His experience extends into multiple industries, both privately owned and SEC registrants. Mr. Prince has been an Attorney since 1966, currently admitted to practice in the State of Florida, U.S. District Court in the District of Columbia, and United States Court of Appeals for the Federal Circuit in the District of Columbia. He has been a CPA since 1970 and is currently licensed in the State of Tennessee. Mr. Prince graduated from the University o f Illinois in 1963 with a degree in Accounting and from George Washington University Law School, Washington, D.C. in 1966.

JAMES J. SCHWEIGER has been a director since January 2002. Mr. Schweiger is also Chairman of the Audit Committee. Mr. Schweiger is currently President and CEO of James J. Schweiger Financial Consultants, Orlando Florida. From 1969 to 1986, Mr. Schweiger was a Managing Partner in the firm of KMG Main Hurdman in charge of the Ft. Lauderdale/Miami Florida office, Northeastern Regional Managing Partner and later served as the Southern Area Director. From 1980 to 1985 he served on the Company's Policy Board and Management Committee. He was previously a Board member of AICPA on accounting for real estate transactions. From 1989 to 1992, Mr. Schweiger served as Treasurer/Director on the EASE Foundation Board (a charitable foundation in Davie Florida). Mr. Schweiger graduated from Duquesne University, Pittsburgh, Pa in 1961 with a BS degree in Business Administration.

KAREN L. WRIGHT has been treasurer of the Company since 1991 and vice-president of finance, Chief Financial Officer and assistant secretary of the Company since January 1997 and Chief Operating Officer and vice-president of operations since 2001. She served on the Board from April 1997 to September 2001. She has been a director of Nyle since 1998. From 1985 through 1987, Ms. Wright was ADCO's assistant comptroller, from 1987 through the present time, Ms. Wright has been ADCO's comptroller and treasurer. Ms. Wright received her Bachelors of Science Degree in Accounting from Husson College, Bangor, Maine in 1985.

Family Relationship

     Samuel Nyer is the father of Dr. Kenneth L. Nyer.

Board Meetings and Committees

     The Board met once during the fiscal year ended June 30, 2003, and took action three times by majority consent. The Company's audit committee members consist of Mr. James Schweiger, Chairman, and Messrs. Milledge and Prince. The audit committee's function is to oversee the Company's financial reporting process. The audit committee met five times during the fiscal year ended June 30, 2003. The Board does not have nomination or compensation committees.

Director Compensation

     The Company has not paid any cash compensation to any person for serving as a director with the exception of the Company's Audit Committee, which receives $600 per meeting. The Company does not intend to compensate non-employee directors for serving as directors except to reimburse them for expenses incurred in connection with their service as directors and to issue automatic grants of non-qualified stock options pursuant to the 2002 Stock Option Plan as described herein. Directors who are employees receive no cash compensation for serving as directors; however, they are reimbursed for out-of-pocket expenses incurred in connection with their service as directors. The 1993 Stock Option Plan was amended in April 1997 to provide, and the 2002 Stock Option plan provides, that all directors receive automatic grants of options as described below.



Executive Compensation

Summary Compensation Table

The following table sets forth certain information with respect to the annual and long-term compensation paid by the Company for services rendered during the years ended June 30, 2003 and 2002, six months ended June 30, 2001 and for the year ended December 31, 2000. No other executive officer received compensation exceeding $100,000 during the years ended June 30, 2003 and 2002, for the six months ended June 30, 2001 and for the year ended December 31, 2000.

Summary Compensation Table

                      Annual Compensation              Long Term Compensation
                                                           Awards
(a)               (b)       (c)       (d)         (e)                  (g)
Name and                                         Other           Securities
principal                                        annual          underlying
position         Year     Salary($)  Bonus($) compensation($) options/SARS(#)

Samuel Nyer      2003    $140,000               $4,200                0

CEO              2002     140,000                4,200                0
                 2001      70,000                2,100 (13)           0
                 2000     140,000                4,200                0


Michael Curry    2003     120,000    $28,000     6,000                0
Michael Curry    2002     120,000     13,219     6,000                0
Vice President
and 20% owner of DAW, Inc.

David Dumouchel  2003     120,000     28,000     6,000                0
David Dumouchel  2002     120,000     13,219     6,000                0
Vice President
and 20% owner of DAW, Inc.




                              Summary Compensation Table, (continued)

                      Annual Compensation              Long Term Compensation
                                                           Awards
(a)               (b)       (c)       (d)         (e)                  (g)
Name and                                         Other           Securities
principal                                        annual          underlying
position         Year     Salary($)  Bonus($) compensation($) options/SARS(#)

Mark Dumouchel   2003     120,000      28,000    6,000                0
Mark Dumouchel   2002     120,000      13,219    6,000                0
President and
20% owner of
DAW, Inc.

Wayne Gunter     2003     120,000      28,000    6,000                0
Wayne Gunter     2002     120,000      13,219    6,000                0
Vice President and 20% owner of DAW, Inc.

Donato Mazzola   2003     120,000      28,000    6,000                0
Donato Mazzola   2002     120,000      13,219    6,000                0
Vice President and 20% owner of DAW, Inc.

(13) Consists of automobile and automobile insurance allowance. The Company changed its fiscal year end from December 31 to June 30, effective June 30, 2001. Therefore, the presentation for 2001 is only representative of a six-month period.

     In the above table, we have not presented (f) Restricted stock awards ($),
(h) LTIP payouts ($) and (i) All other compensation ($) as they are not applicable.

     Messrs. Curry, David Dumouchel, Mark Dumouchel, Gunter, and Mazzola are minority shareholders of the pharmacy chain (with the exception of Mr. Curry, whose wife is the minority shareholder). They are all registered pharmacists and work within the pharmacy chain.

     The Company has not paid any cash compensation to any person for serving as a director. The Company's Audit Committee receives $600 per meeting.


















Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values


         (a)      (d) (e) Number of securities underlying Value of unexercised in-the
                        unexercised options/SARs     money options/SARs at
                                at fy-end                  fy-end($)(14)
    Name            exercisable / unexercisable    exercisable / unexercisable

     Samuel Nyer       500,000     0                $0            $0

(14) based on the difference between the $ per share of the common stock and the option price.

In the above table, we have not presented (b) Shares acquired on exercise and
(c) Value realized ($) as they are not applicable.

Employment Agreements

      The Company employs its officers and employees pursuant to oral agreements except as disclosed in the next paragraph.

     In August of 1996, DAW, Inc. ("Eaton") entered into a five-year employment agreement, with a one-year non-compete, with four of the five minority shareholders of Eaton and the husband of the fifth minority shareholder. The agreement has been extended for an additional five years with a base annual salary of $120,000, for four of the minority shareholders and the husband of the fifth minority shareholder, effective January 2002. Each are also provided full insurance coverage on the employee's vehicle and a vehicle allowance with an annual cost of $6,000 and each also receives life-insurance coverage in the aggregate amount of $800,000, including a separate single policy in the amount of $300,000, which the employee's designee shall be the owner and beneficiary. The current employment agreements contain no written non-compete provisions.

     The Company has an oral employment agreement with its Chief Executive Officer, Chairman of the Board and director, which provides for an annual base salary of $140,000 and $4,200 for the use of an automobile. The Company has an oral employment agreement its vice president and treasurer, which provides for an annual base salary of $80,000.

Report on Executive Compensation by the Board of Directors

     The primary objective of the compensation policy of the Company is to align executive compensation in a way that will encourage enhanced shareholder value, while concurrently allowing us to attract, retain and satisfactorily reward all employees who contributed to the Company's long-term growth and economic success. The compensation program for the Company's executives generally includes an annual base salary, appropriate fringe benefits, some of which are standard Company policy for all employees and some of which may be negotiated for management. Annual cash bonuses and grants of long-term option incentives are not a standard component of executive compensation and are negotiated on a case-by-case basis.

     The Company does not have a formal performance-based compensation policy in place, and has not set forth any criteria for altering the executive compensation currently in place under the employment agreements described above. The Company expects that any renewals of the employment agreements discussed above will contain term and compensation comparable to past practices. The compensation of the chief executive officer of the Company is not formulated on specific performance measures, but rather in consideration of past performance and the position of the Company at the time that each new employment agreement is negotiated for the chief executive officer.

Stock Option Plan

     The Company has two stock option plans under which employees, consultants and directors have been granted options to purchase shares of the Company's common stock. The 1993 Stock Option Plan was amended in fiscal 2003 to, among other things, (a) cease grants under such plan upon the effectiveness of the 2002 Stock Option Plan of the Company and (b) increase the maximum aggregate number of shares available for award under such plan to 1,000,000. The maximum aggregate number of shares of common stock available for award under the 2002 plan is 3,000,000, and is subject to adjustment as set forth therein. Under the 2002 plan, automatic options vest semi-annually to all directors and certain officers and expire in ten years from the date of grant. Except with respect to certain incentive stock options ("ISOs"), options under the 1993 plan expire 10 years from the date of grant. Under the 1993 plan, except for ISOs, the exercise price for options is the fair market value of the common stock of the Company at the date of grant, as such fair market value is determined under the 1993 plan. Under the 2002 plan, except for certain ISOs, the exercise price is not to be less than the Market Price (as defined in the 2002 plan) of the common stock of the Company on the date of the grant.


Performance Graph

     The following Performance Graph assumes that $100 was invested in the Company, the Media General Index and the Peer Group Index on July 1, 1998. The Peer Group Index represents pharmacies and medical supply companies. Information on prices at which the Company's common stock traded prior to that date is not readily available. The Performance Graph further assumes all dividends were reinvested. However, the Company has never paid any dividends.


                      1998       1999        2000      2001     2002      2003

NYER MEDICAL GROUP,
               INC.  100.00     107.43       110.01    65.17    47.10     29.50
PEER GROUP INDEX     100.00     112.44       103.00   115.38   118.21    106.20
MEDIA GENERAL INDEX  100.00     117.88       129.95   109.26    90.59     92.36



Related Party Transactions

     Prior to 1991, the Company and Nyle each engaged in inter-company loans. At June 30, 2003, the Company was owed $44,858 by Nyle. Nyle pays the Company principal and interest of 9% per annum on an infrequent basis. The Company is currently subject to a provision of the Florida General Corporation Law, which restricts loans to affiliated parties and therefore the Company has not lent any further sums to its affiliates.



Section 16(a) Beneficial Ownership Reporting Compliance

    No person who, during the fiscal year ended June 30, 2003, was a director, officer or beneficial owner of more than ten percent of any class of equity securities of the Company registered under Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act"), failed to file on a timely basis, reports required by Section 16 of the Exchange Act during the most recent fiscal year except the following persons: (a) Samuel Nyer failed to file an amendment to a Form 4 filing; (b) William Clifford, Jr. failed to file an amendment to a Form 4 filing; and (c) James Schweiger failed to file two Form 4 filings (Mr. Schweiger has recently brought his filings up to date). The Company is in the process of bringing the filings up to date.

2003 Audit Committee Report

     The Audit Committee was established to oversee the Company's financial reporting process on behalf of the Board of the Company. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The Company's board of directors adopted a written charter for the audit committee on June 12, 2000. We also monitor the preparation by management of the Company's quarterly and annual financial statements, recommend to the Board the appointment of the auditors and any termination of engagement, review the plan and scope of audits, review the Company's significant accounting policies and internal controls and have general responsibility for all related auditing matters. The independent auditors are responsible for expressing an opinion as to whether the consolidated financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States. We have reviewed and discussed the audited financial statements with management. We also discussed with the firm of Sweeney, Gates & Co., the Company's independent auditors, the matters required to be discussed by Statement of Auditing Standards No. 61, has received from Sweeney, Gates & Co., the written disclosure and letter required by Independence Standards Board Standard No. 1, and has discussed with Sweeney, Gates & Co. that firm's independence. Based on this review and these discussions, the Audit Committee has recommended to the Company's entire Board of Directors that the Company's financial statements, audited by Sweeney, Gates & Co. be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2003.

     The Audit Committee met five times for the fiscal year ended June 30, 2003. The audit committee consists of three independent directors which complies with the rules of the Nasdaq Stock Market. The Nasdaq rules require three independent directors who have, among other things, financial literacy and experience. The Company's Audit Committee consists of Messrs. John Milledge, M. Randolph Prince and James Schweiger.

     The election of directors requires a plurality of votes cast by the shares entitled to vote at the Annual Meeting.



Item 2.  Appointment of Auditors

     Sweeney, Gates & Co., independent public accountants, are the Company's independent auditors and have been selected by the Audit Committee to act as auditors for the fiscal year ended June 30, 2004.
Fees paid to Independent Auditors

     Our independent auditors, for our most recent fiscal years, were Sweeney, Gates & Co.. We expect a representative of our independent auditors to be present at the annual meeting or available to answer appropriate questions. The following table shows the fees paid or accrued by us for the audit and other services provided by Sweeney, Gates & Co. for fiscal year ended June 30, 2003.

Audit Fees                                $138,235
Tax Fees                                    22,500
Total                                     $160,735


     Audit services of Sweeney, Gates & Co. for the year ended June 30, 2003, consisted of the examination of the Company's consolidated financial statements, registration statement filings and reviews of interim financial statements. The Audit Committee of the Board considers the provision of services for which the fees included above under "Tax Fees" were billed to be compatible with maintaining Sweeney, Gates & Co.'s independence. There were no Financial Information Systems Design and Implementation Fees.

     Shareholder ratification of the selection of Sweeney, Gates & Co. as the Company's independent auditors is not required by the Bylaws or otherwise. However, the Board is submitting the selection of Sweeney, Gates & Co. to the shareholders for ratification as a matter of corporate practice. If the shareholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee of the Board determines that such a change would be in the best interests of the Company and its shareholders.

     Ratification of the appointment of Sweeney, Gates & Co. as the Company's independent auditors for fiscal 2003 will require the affirmative vote of at least a majority of votes cast by the shares entitled to vote at the Annual Meeting.

Item 3.  Other Matters

     The Board has no knowledge of any other matters, which may come before the Annual Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Annual Meeting or any adjournment thereof, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

     If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, the Company will cancel the proxy.

Shareholders' Proposals

     Any shareholder of the Company, who wishes to present a proposal to be considered at the 2004 Annual Meeting of the shareholders of the Company and who wishes to have such proposal presented in the Company's proxy statement for such Annual Meeting, must deliver such proposal in writing to the Company no later than June 30, 2004. The Company will furnish, without charge to any shareholder submitting a written request a copy of the Company's annual report on Form 10-K as filed with the Securities and Exchange Commission including financial statements and schedules thereto. Such written request should be directed to Karen L. Wright, P.O. Box 1328, Bangor, Maine, 04402-1328.


By Order of the Board of Directors

/s/  Karen L. Wright

     Karen L. Wright,
     Assistant Secretary












































PROXY SOLICITED BY THE BOARD OF DIRECTORS OF
NYER MEDICAL GROUP, INC.
FOR THE ANNUAL MEETING OF SHAREHOLDERS ON DECEMBER 2, 2003

     The undersigned hereby appoints Samuel Nyer and Karen L. Wright as my proxy with power of substitution for and in the name of the undersigned to vote all shares of common stock of Nyer Medical Group, Inc. (the "Company") which the undersigned would be entitled to vote at the Annual Meeting of shareholders of the Company to be held at Marriott Fort Lauderdale North, 6650 N. Andrews Ave., Fort Lauderdale, Florida on December 2, 2003 at 10:00 a.m., and at any adjournment thereof, upon such business as may properly come before the Annual Meeting, including the items set forth below:

     Each share of common stock outstanding on the record date of October 31, 2003, is entitled to one vote on all proposals.

1. I hereby elect the following individual to serve on the board of directors of the Company for a three-year term until the Company's Annual Meeting for 2006, or until his successor is elected and qualified.

             Name                             Yes            No
       Donald Nicholson                       ____          ____

2. I hereby ratify the appointment of Sweeney, Gates & Co. as independent auditors for the fiscal year ended June 30, 2004.

              Yes  ____      No ____                Abstain ____


3. I hereby authorize the transaction of any other lawful business that may properly come before the Annual Meeting of shareholders.

              Yes ____       No ____                Abstain ____

NOTE: Shares cannot be voted unless this proxy is signed and returned, or specific arrangements are made to have the shares represented at the Annual Meeting. If no direction is indicated, this proxy will be voted as recommended by the board of directors for all proposals.



Dated: ____________, 2003                  ____________________________________
                                           Signature of Shareholder


---------------------                      ------------------------------------
Number of Shares Owned                     Typed or Printed Name of Shareholder